Exhibit 99.1

CONTACT:	James E. Adams
Executive Vice President and Chief Financial Officer
423-278-3050

GREEN BANKSHARES REPORTS NET LOSS FOR THE THIRD QUARTER OF 2010

GREENEVILLE, Tenn. (October 20, 2010) – Green Bankshares, Inc. (NASDAQ:GRNB), the holding company for GreenBank, today reported a net loss available to common shareholders of $36.4 million or $2.78 per diluted share for the third quarter of 2010 compared with a net  loss available to common shareholders of $7.7 million or $0.59 per diluted share for the year-earlier quarter.  The third quarter of 2010 reflected higher costs related to loan charge-offs, coupled with losses incurred on Other Real Estate Owned (OREO) resulting from sales completed and updated property appraisals received.  For the first nine months of 2010, net loss available to common shareholders was $32.9 million or $2.51 per diluted share compared with $155.6 million or $11.91 per diluted share for the first nine months of 2009.

Commenting on the announcement, Stephen M. Rownd, Chairman and Chief Executive Officer, said, "For the most part, the credit and impairment charges incurred during the third quarter resulted principally from a handful of events that occurred in the second half of the quarter.  We continue to aggressively focus on dealing with our problem assets through our Special Assets Group and, depending upon economic conditions, envision the possibility of further credit challenges through the remainder of 2010. While credit quality remains a major obstacle, the core performance of our company is improving. Our net interest margin, excluding interest reversals, continues to expand, and non-interest income is also growing with our increasing core deposit base.  Despite the challenging environment and the losses we incurred this quarter, our regulatory capital ratios remain quite strong."

Capital levels: (see the non-GAAP measurement reconciliation on page 5 regarding tangible equity and book value per share)

Consolidated:	3Q10	2Q10	1Q10	4Q09	3Q09
Tangible common book value per share	$9.30	$11.95	$11.71	$11.44	$11.47
Tangible common equity to assets ratio	5.09%	6.25%	6.03%	5.77%	5.42%
Bank Regulatory Ratios:
Tier 1 leverage ratio	11.09%	11.86%	11.55%	10.70%	10.49%
Tier 1 risk-based capital ratio	13.98%	14.73%	14.06%	13.61%	13.17%
Total risk-based capital ratio	15.25%	15.99%	15.33%	14.87%	14.43%

Net interest income:

(dollars in thousands)	3Q10	2Q10	1Q10	4Q09	3Q09
Net interest income	$20,747	$21,473	$21,659	$20,578	$20,338
Net interest margin	3.90%	3.86%	3.90%	3.37%	3.33%
Average earning assets	$2,130,339	$2,248,240	$2,271,550	$2,445,872	$2,442,977

•
Both net interest income and the net interest margin were negatively affected during the third quarter of 2010 by loan interest reversals totaling approximately $1,398,000 as $111,868,000 of loans were moved to non-accrual status.  Of these new non-accrual loans, nine relationships represented $73,500,000 or two-thirds of the non-accrual loans added.  Excluding interest reversals, net interest margin would have been 4.16% for the 2010 third quarter.

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Green Bankshares, Inc. ▪ 100 North Main Street ▪ Greeneville, TN  37743 ▪ (423) 639-5111

GRNB Reports Third Quarter Results

October 20, 2010

Credit quality:

Summary:
(dollars in thousands)	3Q10	2Q10	1Q10	4Q09	3Q09
Net loan charge-offs	$36,549	$4,868	$3,882	$6,437	$18,436
New non-accrual loans added	$111,868	$22,415	$14,442	$31,111	$47,931
Reserves to total loans	2.74%	2.60%	2.52%	2.45%	2.39%
Non-performing assets	$197,159	$141,915	$135,366	$132,726	$125,091

As the economy remained stubbornly sluggish during the third quarter of 2010, highlighted by the lack of meaningful improvement in employment statistics and the residential real estate construction and development environment in the Company's markets, a number of the Bank's borrowers experienced further stress, prompting the Company to engage an independent third-party loan reviewer.  This review contributed to the asset quality-impact reflected in our third quarter results.

Changes in non-performing assets:
(dollars in thousands)	Non-accrual Loans	OREO	Past Due > 90 days	Total (1)
June 30, 2010	$64,342	$76,932	$641	$141,915
Loan foreclosures	(8,317)	8,317	n/a	n/a
Gross loan charge-offs	(37,199)	n/a	n/a	(37,199)
New non-accrual loans	111,868	n/a	n/a	111,868
Reduction of non-accrual loans	(8,204)	n/a	n/a	(8,204)
OREO sales proceeds	n/a	(4,968)	n/a	(4,968)
OREO write-downs, net	n/a	(6,582)	n/a	(6,582)
Change in past due > 90 days	n/a	n/a	329	329
September 30, 2010	$122,490	$73,699	$970	$197,159

(1)   On average, all non-performing assets have been written down almost 30%.

Loan portfolio migration:
(Dollars in thousands)	3Q10	2Q10	1Q10	3Q09
Commercial real estate portfolio:
Acquisition & development	$145,500	$176,152	$182,181	$190,826
Lot warehouse	46,306	52,520	55,499	68,948
Commercial 1-4 family construction	41,847	49,539	69,328	83,155
Total speculative 1-4 family	233,653	278,211	307,008	342,929
Commercial vacant land	84,321	100,163	101,218	102,312
Commercial construction non-owner occupied	100,364	123,330	156,970	174,199
Commercial construction owner occupied	5,454	6,519	27,614	37,034
Consumer residential construction	13,801	13,511	14,701	23,833
Total construction and development	203,940	243,523	300,503	337,378

Non-owner occupied commercial real estate	439,519	434,238	395,638	396,889

Total commercial real estate	$877,112	$955,972	$1,003,149	$1,077,196

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GRNB Reports Third Quarter Results

October 20, 2010

"Efforts to reduce our commercial real estate exposure continued through the third quarter," Rownd continued.  "Since the third quarter of 2009, we have reduced our overall exposure to commercial real estate by more than 18%.  Over the last year, the higher risk concentrations in the speculative 1-4 family residential real estate portfolio have declined almost 32% and construction and development loans have declined by more than 39%, as indicated in the foregoing loan portfolio migration table.  Accelerating our problem asset resolution remains our top priority through the focused efforts of our Special Assets Group. We continue to seek to resolve these issues in the best interests of our shareholders, with a goal of returning to profitability in 2011.  Depending on general economic conditions, our non-performing asset and charge-off levels may remain elevated over the next few quarters as we realize the results of our strategic actions."  Rownd also noted that the Company's loan loss reserve to total loans was 2.74% at September 30, 2010.

The following information graphically displays the consolidated loan portfolio by purpose code as of September 30, 2010:

Total Loan Portfolio
$1,836
($ in millions)

Commercial Owner Occupied Real Estate $234.7 (13%)
Commercial & Industrial Loans $260.1 (14%)
Farmland/ Agricultural Loans $27.4 (1%)
Consumer Loans $73.7 (4%)
Consumer Mortgages $174.1 (9%)
HELOCs $188.4 (10%)
Commercial Real Estate $877.1 (49%)
Commercial 1-4 Family Residential Construction $41.8 (2%)
Acquisition & Development – Commercial $68.2 (4%)
Lot Warehouse $46.3 (3%)
Commercial Vacant Land $84.3 (5%)
Acquisition & Development $145.5 (8%)
Commercial Construction – Non-Owner Occupied $32.1 (2%)
Commercial Construction - Owner Occupied $5.4 (0%)
Consumer Residential Construction $13.8 (1%)
Non-Owner Occupied Commercial Real Estate $439.5 (24%)

Non-interest income totaled approximately $9.0 million for the third quarter of 2010, increasing modestly from the second quarter of 2010. Excluding net securities gains taken of $430,000 during the third quarter of 2009, non-interest income for the third quarter of 2010 was up 3% compared with the year-earlier period.  On a year-to-date basis, non-interest income totaled $25.5 million for the first nine months of 2010 compared with $23.4 million for the same period last year, an increase of almost 9%.  The principal contributors to both the quarterly and year-to-date improvements in non-interest income were higher service charge revenues on deposits, together with increased annuity sales activity.  The ongoing success of GreenBank's High Performance Checking product added 3,463 net new checking account customers during the third quarter of 2010, for a new account opening ratio of 1.96 new accounts for each account closed.

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GRNB Reports Third Quarter Results

October 20, 2010

Non-interest expenses totaled approximately $27.0 million for the third quarter of 2010,   increasing $5.7 million from the second quarter of 2010 primarily as a result of losses incurred on OREO.  Excluding the one-time, non-cash, goodwill impairment charge of $143.4 million recorded during 2009, year-to-date 2010 non-interest expenses increased $3.1 million, or 5%, over the first nine months of 2009.  Driving the year-to-date 2010 increase in non-interest expenses were normal, non-executive compensation increases along with annuity sales commissions; higher advertising costs associated with a proactive program implemented to solicit customers to participate in the "opt-in" provisions of the Bank's overdraft program; higher FDIC insurance expense; and increased expenses associated with losses incurred on OREO-related properties.

Greeneville, Tennessee-based Green Bankshares, Inc., with total assets of approximately $2.4 billion, is the holding company for GreenBank.  GreenBank, which traces its origin to 1890, has 63 branches across East and Middle Tennessee, and one branch each in Bristol, Virginia, and Hot Springs, North Carolina.  It also provides wealth management services through its GreenWealth Division and residential mortgage lending through its Mortgage Division.  In addition, GreenBank conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending; and Fairway Title Co., a title insurance company.

Certain matters discussed in this news release are not historical facts but are "forward-looking statements" within the meaning of and are furnished pursuant to the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements.  Risks and uncertainties related to the Company's business are discussed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2009, and include, but are not limited to, (1) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (2) continuation of the historically low short-term interest rate environment; (3) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (4) increased levels of non-performing and repossessed assets and the ability to resolve these may result in future losses; (5) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (6) rapid fluctuations or unanticipated changes in interest rates; (7) the impact of governmental restrictions on entities participating in the Capital Purchase Program of the United States Department of the Treasury; (8) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments, like the Dodd-Frank Wall Street Reform and Consumer Protection Act,  arising out of current unsettled conditions in the economy and (9) the loss of key personnel.  The Company undertakes no obligation to update forward-looking statements.

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GRNB Reports Third Quarter Results

October 20, 2010

GREEN BANKSHARES, INC.
Reconciliation of Non-GAAP Measures Presented in Earnings Release
(Dollars in thousands)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2010	June 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009
Total non-interest expense	$27,009	$21,274	$22,365	$68,829	$209,109
Goodwill impairment charge	--	--	--	--	(143,389)
Operating expenses	$27,009	$21,274	$22,365	$68,829	$65,720

Net income (loss) available to common shareholders	$(36,405)	$1,561	$(7,748)	$(32,898)	$(155,600)
Goodwill impairment charge, net of tax	--	--	--	--	137,414
Net operating income (loss)	$(36,405)	$1,561	$(7,748)	$(32,898)	$(18,186)

Per Diluted Share:
Net income (loss) available to common shareholders	$(2.78)	$0.12	$(0.59)	$(2.51)	$(11.91)
Goodwill impairment charge, net of tax	--	--	--	--	10.52
Net operating income (loss)	$(2.78)	$0.12	$(0.59)	$(2.51)	$(1.39)

	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009
Total shareholders' equity	$197,824	$233,150	$230,189	$226,769	$227,388
Less:
Core deposit and other intangibles	(7,398)	(8,044)	(8,684)	(9,335)	(9,981)
Preferred stock	(67,775)	(67,428)	(67,081)	(66,735)	(66,388)
Tangible common equity	$122,651	$157,678	$154,424	$150,699	$151,019

Total assets	$2,415,014	$2,529,332	$2,569,732	$2,619,139	$2,794,217
Less:
Core deposit and other intangibles	(7,398)	(8,044)	(8,684)	(9,335)	(9,981)
Total tangible assets	$2,407,616	$2,521,288	$2,561,048	$2,609,804	$2,784,236

Use of Non-GAAP financial measures

The above table presents computations and other financial information excluding the goodwill impairment charge incurred by the Company in the second quarter of 2009 and excluding the Company's preferred stock and intangible assets (non-GAAP).  The goodwill impairment charge is included in the financial results presented in accordance with generally accepted accounting principles (GAAP).  The Company believes that the exclusion of goodwill impairment in expressing net operating income (loss), operating expenses and earnings (loss) per share data provides a more meaningful base for period to period comparisons which will assist investors in analyzing the operating results of the Company and predicting operating performance.  The Company utilizes these non-GAAP financial measures to compare the operating performance with comparable periods in prior years and with internally prepared projections.  Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited.  To mitigate these limitations, the Company has policies in place to address goodwill impairment from other normal operating expenses to ensure that the Company's operating results are properly reflected for period to period comparisons.

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GRNB Reports Third Quarter Results

October 20, 2010

GREEN BANKSHARES, INC.
Unaudited Financial Highlights
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2010	June 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009
Interest income	$29,455	$31,304	$34,796	$92,651	$105,032
Interest expense	8,708	9,831	14,458	28,772	45,085
Net interest income	20,747	21,473	20,338	63,879	59,947
Provision for loan losses	36,823	4,749	18,475	45,461	43,844
Net interest income (loss) after provision for loan losses	(16,076)	16,724	1,863	18,418	16,103
Non-interest income	9,029	8,771	9,189	25,486	23,443
Non-interest expense	27,009	21,274	22,365	68,829	209,109
Income (loss) before income taxes	(34,056)	4,221	(11,313)	(24,925)	(169,563)
Income tax provision (benefit)	1,098	1,410	(4,815)	4,222	(17,695)
Income (loss)	(35,154)	2,811	(6,498)	(29,147)	(151,868)
Preferred stock dividends and related cost	1,251	1,250	1,250	3,751	3,732
Net income (loss) available to common shareholders	$(36,405)	$1,561	$(7,748)	$(32,898)	$(155,600)
Comprehensive income (loss)	$(34,583)	$3,705	$(5,073)	$(26,712)	$(149,962)

Earnings (loss) per common share:
Basic	$(2.78)	$0.12	$(0.59)	$(2.51)	$(11.91)
Diluted 1	$(2.78)	$0.12	$(0.59)	$(2.51)	$(11.91)

Weighted average common shares:
Basic	13,098	13,098	13,070	13,093	13,068
Diluted	13,098	13,158	13,070	13,093	13,068

Dividends declared per common share	$0.00	$0.00	$0.00	$0.00	$0.13

	Sept. 30, 2010	June 30, 2010	Sept. 30, 2009
Total assets	$2,415,014	$2,529,332	$2,794,217
Cash and cash equivalents	206,391	208,155	346,131
Investment and other securities	178,307	190,471	169,307
Loans, net of unearned interest	1,835,591	1,928,174	2,099,267
Allowance for loan losses	(50,322)	(50,049)	(50,196)
Deposits	1,916,544	1,991,839	2,214,761
Shareholders' equity	197,824	233,150	227,388
Common shareholders' equity 2	130,049	165,722	161,000
Tangible common shareholders' equity 3	122,651	157,678	151,019
Common book value per share 2	9.86	12.56	12.22
Tangible common book value per share 3	9.30	11.95	11.47

1
Diluted weighted average shares outstanding exclude 94,267 and 101,636 restricted average shares for the three-month periods ended September 30, 2010 and 2009, and exclude 93,242 and 95,526 restricted average shares for the nine-month periods ended September 30, 2010 and 2009, because their impact would be anti-dilutive.

2	Common shareholders' equity is shareholders' equity less preferred stock.
3	Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.

-END-

GREEN BANKSHARES, INC.
Consolidated Balance Sheets
September 30, 2010, December 31, 2009 and September 30, 2009
(Dollars in thousands)

	(Unaudited)		(Unaudited)
	September 30,	December 31,	September 30,
	2010	2009*	2009
ASSETS

Cash and due from banks	$202,709	$206,701	$345,209
Federal funds sold	3,682	3,793	922
Cash and cash equivalents	206,391	210,494	346,131

Interest earning deposits in other banks	1,014	11,000	1,000
Securities available-for-sale ("AFS")	163,964	147,724	154,937
Securities held-to-maturity (with a market value of $603, $638 and $644
on September 30, 2010, December 31, 2009 and September 30, 2009)	595	626	636
FHLB and other stock, at cost	12,734	12,734	12,734
Loans held for sale	2,091	1,533	1,064
Loans, net of unearned income	1,835,591	2,043,807	2,099,267
Allowance for loan losses	(50,322)	(50,161)	(50,196)
Other real estate owned and repossessed assets	73,699	57,168	56,413
Bank premises and equipment, net	79,657	81,818	82,551
Cash surrender value of life insurance	31,171	30,277	29,997
Goodwill	-	-	-
Core deposit and other intangibles	7,398	9,335	9,981
Other assets	51,031	62,784	49,702
Total assets	$2,415,014	$2,619,139	$2,794,217

LIABILITIES AND SHAREHOLDERS' EQUITY

Non-interest-bearing deposits	$165,642	$177,602	$156,797
Interest-bearing deposits	1,749,503	1,899,910	1,998,157
Brokered deposits	1,399	6,584	59,807
Total deposits	1,916,544	2,084,096	2,214,761

Repurchase agreements	22,641	24,449	25,294
FHLB advances and notes payable	170,884	171,999	216,578
Subordinated debentures	88,662	88,662	88,662
Accrued interest payable and other liabilities	18,459	23,164	21,534
Total liabilities	2,217,190	2,392,370	2,566,829

SHAREHOLDERS' EQUITY

Preferred stock: no par value, 1,000,000 shares authorized;
72,278, 72,278 and 72,278 shares outstanding	67,775	66,735	66,388
Common stock: $2 par value, 20,000,000 shares authorized;
13,190,300, 13,171,474 and 13,171,474 shares outstanding	26,381	26,343	26,343
Common stock warrants	6,934	6,934	6,934
Additional paid in capital	188,749	188,310	188,146
Retained earnings (deficit)	(94,638)	(61,742)	(61,666)
Accumulated other comprehensive income	2,623	189	1,243
Total shareholders' equity	197,824	226,769	227,388

Total liabilities & shareholders' equity	$2,415,014	$2,619,139	$2,794,217

* Derived from Audited Consolidated Financial Statements.

GREEN BANKSHARES, INC.
Consolidated Statements of Income and Comprehensive Income
Three Months Ended September 30, 2010, June 30, 2010 and September 30, 2009 and Nine Months Ended September 30, 2010 and 2009
(Unaudited)

(Dollars in thousands except share and per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2010	2010	2009	2010	2009

Interest income:
Interest and fees on loans	$27,744	$29,374	$32,559	$87,178	$97,732
Taxable securities	1,181	1,391	1,669	3,860	5,732
Nontaxable securities	304	306	315	922	949
FHLB and other stock	136	134	151	408	436
Federal funds sold and other	90	99	102	283	183
Total interest income	29,455	31,304	34,796	92,651	105,032

Interest expense:
Deposits	6,444	7,626	11,480	22,131	35,644
Federal funds purchased and repurchase agreements	6	5	6	17	22
FHLB advances and notes payable	1,726	1,712	2,416	5,132	7,328
Subordinated debentures	532	488	556	1,492	2,091
Total interest expense	8,708	9,831	14,458	28,772	45,085

Net interest income	20,747	21,473	20,338	63,879	59,947

Provision for loan losses	36,823	4,749	18,475	45,461	43,844

Net interest income (loss) after provision for loan losses	(16,076)	16,724	1,863	18,418	16,103

Non-interest income:
Service charges on deposit accounts	6,651	6,692	6,446	19,283	17,597
Other charges and fees	417	383	505	1,156	1,459
Trust and investment services income	1,021	757	595	2,360	1,472
Mortgage banking income	212	123	127	453	292
Other income	728	909	1,086	2,327	2,423
Securities gains (losses), net	-	-	-	-
Realized gains (losses), net	-	-	933	-	933
Other-than-temporary impairment	-	(553)	(503)	(553)	(960)
Less non-credit portion recognized in other comprehensive income	-	460	-	460	227
Total securities gains (losses), net	-	(93)	430	(93)	200
Total non-interest income	9,029	8,771	9,189	25,486	23,443
Non-interest expense:
Employee compensation	8,266	7,972	7,315	23,903	23,071
Employee benefits	816	816	526	2,609	3,050
Occupancy expense	1,792	1,684	1,762	5,175	5,261
Equipment expense	742	668	761	2,118	2,398
Computer hardware/software expense	916	886	735	2,626	2,023
Professional services	741	576	457	1,924	1,432
Advertising	657	806	678	2,061	1,421
OREO maintenance expense	712	554	531	1,711	811
Collection and repossession expense	508	534	775	2,329	1,784
Loss on OREO and repossessed assets	6,538	926	3,578	7,973	7,005
FDIC insurance	1,099	1,209	819	3,159	4,069
Core deposit and other intangible amortization	646	640	648	1,937	2,104
Goodwill impairment	-	-	-	-	143,389
Other expenses	3,576	4,003	3,780	11,304	11,291
Total non-interest expense	27,009	21,274	22,365	68,829	209,109

Income (loss) before income taxes	(34,056)	4,221	(11,313)	(24,925)	(169,563)

Income taxes provision (benefit)	1,098	1,410	(4,815)	4,222	(17,695)

Net income (loss)	(35,154)	2,811	(6,498)	(29,147)	(151,868)

Preferred stock dividends and accretion of discount on warrants	1,251	1,250	1,250	3,751	3,732

Net income (loss) available to common shareholders	$(36,405)	$1,561	$(7,748)	$(32,898)	$(155,600)

Comprehensive income (loss)	$(34,583)	$3,705	$(5,073)	$(26,712)	$(149,962)

Per share of common stock:
Basic earnings (loss)	($2.78)	$0.12	($0.59)	($2.51)	($11.91)
Diluted earnings (loss)	($2.78)	$0.12	($0.59)	($2.51)	($11.91)
Dividends	$0.00	$0.00	$0.00	$0.00	$0.13

Weighted average shares outstanding:
Basic	13,097,611	13,097,611	13,070,216	13,092,579	13,067,798
Diluted(1)	13,097,611	13,158,131	13,070,216	13,092,579	13,067,798

(1)Diluted weighted average shares outstanding exclude 94,267 and 101,636 of the restricted average shares for the three month periods ended September 30, 2010 and 2009 and exclude 93,242 and 95,526 of the restricted average shares for the nine month periods ended September 30, 2010 and 2009 because their impact would be anti-dilutive.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
(UNAUDITED)

(Dollars in thousands except share and per share data)

	September 30,	December 31,	%
	2010	2009	Change
Financial Condition Data:

Assets	$2,415,014	$2,619,139	-7.79%
Loans, net of unearned interest	1,835,591	2,043,807	-10.19%
Cash and investments	384,698	382,578	0.55%
Federal funds sold	3,682	3,793	-2.93%
Deposits	1,916,544	2,084,096	-8.04%
FHLB advances and notes payable	170,884	171,999	-0.65%
Subordinated debentures	88,662	88,662	0.00%
Repurchase agreements	22,641	24,449	-7.39%
Shareholders' equity	197,824	226,769	-12.76%
Common shareholders' equity (1)	130,049	160,034	-18.74%
Tangible common shareholders' equity (2)	122,651	150,699	-18.61%
Tangible shareholders' equity (3)	190,426	217,434	-12.42%

Ratios:
Common book value per share (1)	$9.86	$12.15	-18.85%
Tangible common book value per share (2)	$9.30	$11.44	-18.71%
Total tangible equity to tangible assets (3)(4)	7.91%	8.33%	-5.07%
Tangible common equity to tangible assets (2)(4)	5.09%	5.77%	-11.78%
Average equity to average assets	9.17%	11.09%	-17.31%

(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.
(3) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(4) Tangible assets is total assets less goodwill and intangible assets.

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2010	2009	% Change	2010	2009	% Change
Operating Data:

Total interest income	$29,455	$34,796	-15.35%	$92,651	$105,032	-11.79%
Total interest expense	8,708	14,458	-39.77%	28,772	45,085	-36.18%
Net interest income	20,747	20,338	2.01%	63,879	59,947	6.56%
Provision for loan losses	36,823	18,475	99.31%	45,461	43,844	3.69%
Net interest income (loss) after provision for loan losses	(16,076)	1,863	-962.91%	18,418	16,103	14.38%
Non-interest income	9,029	9,189	-1.74%	25,486	23,443	8.71%
Non-interest expense	27,009	22,365	20.76%	68,829	209,109	-67.08%
Income (loss) before income taxes	(34,056)	(11,313)	-201.03%	(24,925)	(169,563)	85.30%
Income tax expense (benefit)	1,098	(4,815)	122.80%	4,222	(17,695)	123.86%
Net income (loss)	(35,154)	(6,498)	-441.00%	(29,147)	(151,868)	80.81%
Preferred stock dividend and accretion of discount on warrants	1,251	1,250	0.08%	3,751	3,732	0.51%
Net income (loss) available to common shareholders	$(36,405)	$(7,748)	-369.86%	$(32,898)	$(155,600)	78.86%

Comprehensive income (loss)	$(34,583)	$(5,073)	-581.71%	$(26,712)	$(149,962)	82.19%

Per Share of Common Stock:
Basic earnings (loss)	$(2.78)	$(0.59)	-371.19%	$(2.51)	$(11.91)	78.93%
Diluted earnings (loss)	$(2.78)	$(0.59)	-371.19%	$(2.51)	$(11.91)	78.93%
Dividends	$0.00	$0.00	0.00%	$0.00	$0.13	-100.00%

Weighted Average Shares Outstanding:
Basic	13,097,611	13,070,216		13,092,579	13,067,798
Diluted	13,097,611	13,070,216		13,092,579	13,067,798

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
	2010	2010	2009	2010	2009
Key Financial Ratios:

Return on average assets	-5.86%	0.25%	-1.12%	-1.74%	-7.43%
Return on average shareholders' equity	-62.23%	2.68%	-12.97%	-18.95%	-62.04%
Return on average common shareholders' equity (1)	-87.78%	3.76%	-18.00%	-26.68%	-77.32%
Return on average common tangible shareholders' equity (2)	-91.91%	3.96%	-19.16%	-28.09%	-127.26%
Interest rate spread	3.83%	3.77%	3.22%	3.80%	3.16%
Net interest margin	3.90%	3.86%	3.33%	3.89%	3.33%
Efficiency Ratio	90.71%	70.34%	75.74%	77.02%	251.68%

(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.

	September 30,	December 31,	September 30,
	2010	2009	2009
Asset Quality Ratios:
Nonperforming loans as a percentage of total loans,
net of unearned income	6.73%	3.70%	3.27%
Nonperforming assets as a percentage of total assets	8.16%	5.07%	4.48%
Allowance for loan losses as a percentage of total loans,
net of unearned income	2.74%	2.45%	2.39%
Allowance for loan losses as a percentage of
nonperforming loans	40.76%	66.39%	73.09%
Net charge-offs to average total loans, net of
unearned income	2.31%	2.25%	1.93%

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
September 30, 2010
(UNAUDITED)

Nonperforming Assets and Net Charge-offs				Asset Quality Ratios

As of and for the three months ended September 30, 2010	Bank	Other	Total	As of and for the three months ended September 30, 2010	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$970	$-	$970	Nonperforming loans as a percentage of total loans, net of unearned income	6.75%	1.50%	6.73%
Nonaccrual loans	121,837	653	122,490	Nonperforming assets as a percentage of total assets	8.13%	1.54%	8.16%
Other real estate owned and repossessed assets	73,527	172	73,699	Allowance for loan losses as a percentage of total loans, net of unearned income	2.58%	7.80%	2.74%
Total nonperforming assets	$196,334	$825	$197,159	Allowance for loan losses as a percentage of nonperforming loans	38.22%	518.99%	40.76%
				YTD net charge-offs to average total loans, net of unearned income	2.26%	3.06%	2.31%
YTD net charge-offs	$43,973	$1,326	$45,299

As of and for the three months ended September 30, 2009	Bank	Other	Total	As of and for the three months ended September 30, 2009	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$1,522	$9	$1,531	Nonperforming loans as a percentage of total loans, net of unearned income	3.24%	2.70%	3.27%
Nonaccrual loans	65,984	1,163	67,147	Nonperforming assets as a percentage of total assets	4.43%	2.89%	4.48%
Other real estate owned and repossessed assets	56,039	374	56,413	Allowance for loan losses as a percentage of total loans, net of unearned income	2.24%	8.12%	2.39%
Total nonperforming assets	$123,545	$1,546	$125,091	Allowance for loan losses as a percentage of nonperforming loans	69.13%	301.11%	73.09%
				YTD net charge-offs to average total loans, net of unearned income	1.86%	4.25%	1.93%
YTD net charge-offs	$40,662	$1,797	$42,459

As of and for the year ended December 31, 2009	Bank	Other	Total	As of and for the year ended December 31, 2009	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$147	$-	$147	Nonperforming loans as a percentage of total loans, net of unearned income	3.69%	1.50%	3.70%
Nonaccrual loans	74,761	650	75,411	Nonperforming assets as a percentage of total assets	5.04%	2.02%	5.07%
Other real estate owned and repossessed assets	56,799	369	57,168	Allowance for loan losses as a percentage of total loans, net of unearned income	2.30%	8.05%	2.45%
Total nonperforming assets	$131,707	$1,019	$132,726	Allowance for loan losses as a percentage of nonperforming loans	62.29%	538.31%	66.39%
				Net charge-offs to average total loans, net of unearned income	2.15%	5.88%	2.25%
Net charge-offs	$46,394	$2,502	$48,896

GREEN BANKSHARES, INC.
Condensed Average Balances, Interest Rates and Yields
September 30, 2010

	Three Months Ended						Nine Months Ended
	September 30,						September 30,
	2010			2009			2010			2009

	Average		Average	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:

Loans(1)(2)	1,812,154	27,759	6.08%	2,075,096	32,577	6.23%	1,886,937	87,230	6.18%	2,125,547	97,771	6.15%
Investment securities (2)	179,586	1,785	3.94%	184,433	2,305	4.96%	180,894	5,686	4.20%	198,741	7,628	5.13%
Other short-term investments	138,599	90	0.26%	183,448	102	0.22%	148,365	283	0.26%	105,011	183	0.23%
Total interest-earning assets	2,130,339	29,634	5.52%	2,442,977	34,984	5.68%	2,216,196	93,199	5.62%	2,429,299	105,582	5.81%

Non-interest earning assets	333,199			303,665			315,147			369,023
Total assets	2,463,538			2,746,642			2,531,343			2,798,322

Interest-bearing liabilities:
Deposits:
Interest checking, money market and savings	992,222	2,522	1.01%	870,091	3,163	1.44%	968,322	7,407	1.02%	742,643	7,557	1.36%
Time deposits	765,960	3,922	2.03%	1,121,349	8,317	2.94%	862,823	14,724	2.28%	1,190,412	28,087	3.15%
Total interest bearing-deposits	1,758,182	6,444	1.45%	1,991,440	11,480	2.29%	1,831,145	22,131	1.62%	1,933,055	35,644	2.47%

Securities sold under repurchase and short-term borrowings	22,990	6	0.10%	25,454	6	0.09%	22,847	17	0.10%	28,872	22	0.10%
Notes payable	171,216	1,726	4.00%	220,591	2,416	4.35%	171,673	5,132	4.00%	226,314	7,328	4.33%
Subordinated debentures	88,662	532	2.38%	88,662	556	2.49%	88,662	1,492	2.25%	88,662	2,091	3.15%
Total interest-bearing liabilities	2,041,050	8,708	1.69%	2,326,147	14,458	2.47%	2,114,327	28,772	1.82%	2,276,903	45,085	2.65%

Non-interest bearing liabilities:
Demand Deposits	171,237			160,653			166,685			163,713
Other Liabilities	19,161			22,872			18,243			22,359
Total non-interest bearing liabilities	190,398			183,525			184,928			186,072

Total liabilities	2,231,448			2,509,672			2,299,255			2,462,975

Shareholders' equity	232,090			236,970			232,088			335,347

Total liabilities & shareholders' equity	2,463,538			2,746,642			2,531,343			2,798,322

Net interest income		20,926			20,526			64,427			60,497

Interest rate spread			3.83%			3.22%			3.80%			3.16%

Net yield on interest-earning assets (net interest margin)			3.90%			3.33%			3.89%			3.33%

(1) Average loan balances exclude nonaccrual loans for the periods presented.

(2) Fully Taxable Equivalent (“FTE”) at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
September 30, 2010
(UNAUDITED)

	September 30, 2010		June 30, 2010
Loans	Balance	%	Balance	%	% Change
Commercial	$240,314	12.99%	$255,223	13.14%	-5.84%
Commercial real estate	1,143,654	61.81%	1,222,460	62.92%	-6.45%
Residential real estate	385,950	20.86%	384,227	19.78%	0.45%
Consumer	76,792	4.15%	78,421	4.04%	-2.08%
Other	3,440	0.19%	2,581	0.13%	33.28%
Total loans	1,850,150	100.00%	1,942,912	100.00%	-4.77%

Less: Unearned income	(14,559)		(14,738)
Loans, net of unearned income	$1,835,591		$1,928,174

Loan Balances by Geographical Region and Operating Subsidiaries

	September 30, 2010		June 30, 2010
	Loan	% to	Loan	% to
	Balance	Total Loans	Balance	Total Loans	% Change

Northeastern Tennessee Region(1)	$526,219	28.67%	$557,874	28.93%	-5.67%
East Tennessee Region	563,997	30.73%	597,263	30.98%	-5.57%
Middle Tennessee Region	701,925	38.24%	729,438	37.83%	-3.77%

GCB Acceptance Corporation	19,104	1.04%	19,184	1.00%	-0.42%
Superior Financial Services, Inc.	24,346	1.33%	24,415	1.27%	-0.28%

Loans, net of unearned income	$1,835,591	100.01%	$1,928,174	100.00%	-4.80%
(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina

	September 30, 2010		June 30, 2010
Deposits	Balance	%	Balance	%	% Change
Non-interest bearing demand	$165,642	8.64%	$170,396	8.56%	-2.79%
Interest bearing demand	673,904	35.16%	667,108	33.49%	1.02%
Money market and savings	324,161	16.92%	306,600	15.39%	5.73%
Retail time	463,800	24.20%	516,918	25.95%	-10.28%
Jumbo time	289,037	15.08%	330,818	16.61%	-12.63%
Total	$1,916,544	100.00%	$1,991,840	100.00%	-3.78%

Deposit Balances by Geographical Region

	September 30, 2010		June 30, 2010
	Balance	%	Balance	%	% Change
Northeastern Tennessee Region(1)	$694,111	36.22%	$724,809	36.39%	-4.24%
East Tennessee Region	314,773	16.42%	320,418	16.09%	-1.76%
Middle Tennessee Region	907,660	47.36%	946,613	47.52%	-4.11%

Total	$1,916,544	100.00%	$1,991,840	100.00%	-3.78%
(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina